Exhibit 99.2

Haights Cross Communications, Inc.
Pro Forma Consolidated Financial Statements.

The pro forma consolidated financial statements as of and for the year ended December 31, 2003 are presented as if the acquisition of Buckle Down Publishing Company ("Buckle Down") by Haights Cross Communications, Inc. (the "Company") had occurred on January 1, 2003.

The Company, through its subsidiary Triumph Learning, LLC, acquired substantially all of the assets of Buckle Down, a publisher of test preparation materials for high-stakes state tests and a wholly owned subsidiary of Profiles Corporation. The consideration for the acquisition consisted of $24.0 million in cash, which is subject to a post-closing working capital adjustment, and $3.5 million face amount of Haights Cross Communications, Inc.'s Series C preferred stock, of which shares with a face amount of $2.0 million were deposited in an escrow account to secure the indemnification obligations of the seller.

The pro forma consolidated financial statements do not represent what the Company's financial position or results of operations would have been assuming completion of the Company's acquisition had occurred on January 1, 2003, nor do they project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K filed pursuant to Rule 15d-2 for the year ended December 31, 2003.

Haights Cross Communications, Inc.
Pro Forma Consolidated Balance Sheets
December 31, 2003

                                                     HCC CONSOLIDATED                  PRO FORMA       HCC CONSOLIDATED
                                                        HISTORICAL     ACQUISITION    ADJUSTMENTS     PRO FORMA ADJUSTED
                                                     ----------------  -----------    -----------    ------------------
                                                           (a)            (b)
                                                                           Dollars in Thousands

                    ASSETS
Current assets:
     Cash and cash equivalents                          $  32,389       $   623      $(24,623) (c)      $  8,389
     Accounts receivable, net                              16,459           412             -             16,871
     Inventory, net                                        22,150         1,759             -             23,909
     Direct response advertising costs - current
         portion, net                                       2,431             -             -              2,431
     Royalty advances                                       5,342             -             -              5,342
     Prepaid expenses and other current assets              2,908            37             -              2,945
                                                         --------         -----       -------            -------
        Total current assets                               81,679         2,831       (24,623)            59,887

Pre-publication costs, net                                 28,197             -         1,414  (d)        29,611
Direct response advertising costs, net                      6,504             -             -              6,504
Property and equipment, net                                 7,098           193             -              7,291
Goodwill                                                  125,005             -        21,770  (e)       146,775
Other intangibles                                               -             -           250  (e)           250
Deferred financing costs, net                              13,944             -             -             13,944
Other assets                                                3,095             -             -              3,095
                                                         --------         -----       -------            -------
Total assets                                            $ 265,522       $ 3,024      $ (1,189)          $267,357
                                                         ========         =====        =======           =======
       LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Current liabilities:
     Accounts payable and accrued liabilities           $  18,449        $  350      $      -          $ 18,799
     Accrued interest                                       6,742             -             -             6,742
     Deferred subscription revenue                         13,272             -             -            13,272
     Current portion of long term debt                      1,000             -             -             1,000
                                                         --------         -----       -------           -------
        Total current liabilities                          39,463           350             -            39,813

11 3/4% senior notes                                      140,000             -             -           140,000
Senior secured term loan                                   98,750             -             -            98,750
Series B senior preferred stock                           109,364             -             -           109,364
Series A preferred stock                                   34,299             -             -            34,299
Series C preferred stock                                        -             -          1,485 (f)        1,485

Stockholder's equity (deficit):
     Common stock                                              20         3,825         (3,825)              20
     Accumulated other comprehensive income                   299             -              -              299
     Accumulated deficit                                 (156,673)       (1,151)         1,151         (156,673)
                                                         --------         -----        -------          -------
        Total stockholder's equity (deficit)             (156,354)        2,674         (2,674)        (156,354)
                                                         --------         -----        -------          -------
        Total liabilities and stockholder's
          equity (deficit)                              $ 265,522        $3,024       $ (1,189)        $267,357
                                                         ========         =====        =======          =======

Notes to pro forma consolidated balance sheet as of December 31, 2003.

(a) Reflects the consolidated balance sheet of the Company as of December 31, 2003.

(b)   Reflects the balance sheet of Buckle Down as of December 31, 2003.

(c) Reflects the $24.0 million cash consideration provided in connection with the Asset Purchase Agreement and eliminates the $0.6 million cash not purchased in the acquisition.

(d) Reflects the preliminary estimate for pre-publication costs in order to present Buckle Down's results consistently with the Company's accounting policies and reversal of the amounts originally expensed by Buckle Down.

(e) Reflects the preliminary net purchase price allocation to goodwill and intangible assets.

(f) Reflects the estimated fair market value of the Series C preferred stock issued in connection with the Asset Purchase Agreement.

Haights Cross Communications, Inc.
Pro Forma Consolidated Statements of Operations
Year Ended December 31, 2003



                                                              HCC CONSOLIDATED                PRO FORMA      HCC CONSOLIDATED
                                                                 HISTORICAL     ACQUISITION  ADJUSTMENTS   PRO FORMA ADJUSTED
                                                              ----------------  -----------  -----------   ------------------
                                                                    (a)             (b)
                                                                                     Dollars in Thousands
Revenue                                                          $ 162,043       $  10,712        $    -       $ 172,755
Costs and expenses:
   Cost of goods sold                                               49,200           3,555          (965)(c)      51,790
   Marketing and sales                                              35,463           1,416             -          36,879
   Fulfillment and distribution                                     11,695           1,144             -          12,839
   General and administrative                                       19,092           1,870             -          20,962
   Restructuring charges                                             2,140               -             -           2,140
   Amortization of pre-publication costs                             9,137               -           885 (c)      10,022
   Depreciation and amortization of property and equipment           2,224              98             -           2,322
   Amortization of intangible assets                                     -               -            50 (d)          50
                                                                 ---------       ---------       -----------   ---------
     Total costs and expenses                                      128,951           8,083           (30)        137,004
                                                                 ---------       ---------       -----------   ---------
Income from operations                                              33,092           2,629            30          35,751

Other (income)/expenses:
   Interest expense                                                 19,928               -           971 (e)      20,899
   Interest income                                                    (250)            (12)          130 (f)        (132)
   Amortization and write-off of deferred financing costs            5,215               -             -           5,215
   Redemption premium                                                9,236               -             -           9,236
   Other (income)/expense                                              113               -             -             113
                                                                 ---------       ---------       -----------   ---------
     Total other (income)/expense                                   34,242             (12)        1,101          35,331
                                                                 ---------       ---------       -----------   ---------
Income (loss) before discontinued operations                     $  (1,150)      $   2,641       $(1,071)      $     420
                                                                 =========       =========       ===========   =========

Notes to pro forma consolidated income statements of operations for the year ended December 31, 2003.

(a) Reflects the consolidated statement of operations of the Company for the year ended December 31, 2003.

(b) Reflects the consolidated income statement of Buckle Down for the year ended December 31, 2003. Certain balances have been reclassified to conform to the Company's presentation.

(c) Reflects the preliminary estimate for and related amortization of pre-publication costs in order to present Buckle Down's results consistently with the Company's accounting policies and reversal of the amounts originally expensed by Buckle Down.

(d) Reflects the preliminary estimate of amortization of other intangibles obtained in the acquisition.

(e) Reflects the interest charge at 6.07% related to borrowing the purchase price for the period January 1, 2003 to August 20, 2003 at which time the Company had adequate excess cash to consummate the acquisition.

(f) Reflects the removal of interest income at 1.5% related to assumed use of excess cash for the period August 31, 2003 to December 31, 2003 related to the acquisition.